Midwood Long/Short Equity Fund
SCHEDULE OF INVESTMENTS
June 30, 2020 (Unaudited)

COMMON STOCK - 98.41%	Shares	Value
Apparel - 5.41%
Crocs, Inc. (a) (c)	31,000	$1,141,420

Biotechnology - 10.82%
Avid Bioservices, Inc. (a) (c)	145,000	951,925
Baudax Bio, Inc. (a) (c)	180,000	747,000
PDL BioPharma, Inc. (c)	200,000	582,000
		2,280,925
Building Materials - 0.96%
Armstrong World Industries, Inc.	2,600	202,696

Chemicals - 2.36%
Rogers Corp. (a) (c)	4,000	498,400

Commercial Services - 20.43%
AMN Healthcare Services, Inc. (a) (c)	25,000	1,131,000
R1 RCM, Inc. (a) (c)	285,000	3,177,750
		4,308,750
Electronics - 1.95%
OSI Systems, Inc. (a)	5,500	410,520

Engineering & Construction - 0.30%
Atlas Technical Consultants, Inc. (a)	9,893	64,304

Healthcare Products - 5.19%
BioTelemetry, Inc. (a)	11,750	530,983
Invacare Corp.	61,600	392,392
LeMaitre Vascular, Inc.	6,500	171,600
		1,094,975
Internet - 0.01%
Actua Corp. (a) (c)	60,003	3,000

Machinery-Diversified - 4.09%
Middleby Corp. (a) (c)	8,750	690,725
Ranpak Holdings Corp. (a)	23,000	171,120
		861,845
Media - 15.08%
Nexstar Media Group, Inc. (c)	38,000	3,180,220

Metal Fabricate & Hardware - 2.58%
Advanced Drainage Systems, Inc.	11,000	543,400

Office Furnishings - 4.34%
Interface, Inc. (c)	112,500	915,750

Pharmaceuticals - 5.23%
Recro Pharma, Inc. (a) (c)	242,200	1,102,010

Midwood Long/Short Equity Fund
SCHEDULE OF INVESTMENTS
June 30, 2020 (Unaudited)

COMMON STOCK - 98.41% (continued)	Shares	Value

Real Estate - 5.04%
Outfront Media, Inc. (c)	75,000	$1,062,750

Retail - 5.82%
Cheesecake Factory, Inc.	22,500	515,700
Designer Brands, Inc. (c)	105,000	710,850
		1,226,550
Software - 8.80%
Rosetta Stone, Inc. (a) (c)	110,000	1,854,600

TOTAL COMMON STOCK (Cost $18,166,346)		20,752,115

WARRANTS - 0.02%

Atlas Technical Consultants, Inc. -warrants	10,000	3,900
TOTAL WARRANTS (Cost $4,600)		3,900

SHORT-TERM INVESTMENTS - 8.00%

Federated Government Obligations Fund - Institutional Shares, 0.07% (b) (c)	1,685,463	1,685,463
TOTAL SHORT-TERM INVESTMENTS (Cost $1,685,463)		1,685,463

TOTAL INVESTMENTS, AT VALUE (Cost $19,856,409) – 106.43%		$22,441,478

SECURITIES SOLD SHORT (Procceds $5,980,466) - (32.42%) (c )		(6,836,339)

OTHER ASSETS IN EXCESS OF LIABILITIES, NET - 25.99%		5,481,291

NET ASSETS - 100%		$21,086,430

(a)	Non-income producing security.
(b)	Rate shown represents the 7-day effective yield at June 30, 2020, is subject to change and resets daily.
(c)	All or a portion of the security is segregated as collateral for short positions.

The accompanying notes are an integral part of these financial statements.

Midwood Long/Short Equity Fund
SCHEDULE OF INVESTMENTS - SECURITIES SOLD SHORT
June 30, 2020 (Unaudited)

SECURITIES SOLD SHORT - 32.42%	Shares	Value

COMMON STOCK - 22.24%

Auto Manufacturers - 0.89%
Wabash National Corp.	17,603	$186,944

Beverages - 7.15%
Boston Beer Co., Inc.	1,700	912,305
National Beverage Corp.	9,750	594,945
		1,507,250
Distribution & Wholesale - 0.61%
Hudson Technologies, Inc.	126,771	128,039

Home Furnishings - 1.89%
VOXX International Corp.	69,000	398,820

Machinery-Diversified - 0.94%
Welbilt, Inc.	32,500	197,925

Media - 3.79%
Meredith Corp.	27,000	392,850
Sinclair Broadcast Group, Inc.	22,000	406,120
		798,970
Retail - 5.35%
Caleres, Inc.	12,972	108,186
PetIQ, Inc.	10,985	382,717
PetMed Express, Inc.	9,500	338,580
Pier 1 Imports, Inc.	103,103	13,403
Ruth's Hospitality Group, Inc.	35,000	285,600
		1,128,486
Software - 0.13%
Pareteum Corp.	45,000	27,905

Telecommunications - 1.49%
Sierra Wireless, Inc.	35,000	314,300

TOTAL COMMON STOCK (Proceeds $3,856,028)		4,688,639

EXCHANGED TRADED FUNDS - 10.18%

iShares Russell 2000 - ETF	15,000	2,147,700
TOTAL EXCHANGE TRADED FUNDS (Proceeds $2,124,438)		2,147,700

TOTAL SECURITIES SOLD SHORT (Proceeds $5,980,466)		$6,836,339

ETF - Exchange Traded Fund

The accompanying notes are an integral part of these financial statements.

Midwood Long/Short Equity Fund

NOTES TO THE SCHEDULE OF INVESTMENTS

June 30, 2020 (Unaudited)

The following is a summary of significant accounting policies consistently followed by the Midwood Long/Short Equity Fund (the “Fund”). The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Processes and Structure

The Fund’s Board of Trustees has adopted guidelines for valuing securities and other derivative instruments including in circumstances in which market quotes are not readily available, and has delegated authority to the Adviser to apply those guidelines in determining fair value prices, subject to review by the Board of Trustees.

Hierarchy of Fair Value Inputs

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. The three levels of inputs are as follows:

●	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the company has the ability to access.
●	Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.
●	Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair Value Measurements

A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities (common stock, closed-end funds and exchange-traded funds (“ETFs”) – Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded, and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange-Traded Funds, and the movement of certain indexes of securities based on a statistical analysis of the historical relationship and are categorized in Level 2. Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are also categorized in Level 2.

Money market funds – Money market funds are valued at their net asset value per share and are categorized as Level 1.

Derivative instruments – Listed derivatives, including options that are actively traded, are valued based on quoted prices from the exchange and categorized in Level 1 of the fair value hierarchy. Options held by the Fund for which no current quotations are readily available and which are not traded on the valuation date are valued at the mean price and are categorized within Level 2 of the fair value hierarchy. Over-the-counter (OTC) derivative contracts include forward, swap, and option contracts related to interest rates; foreign currencies; credit standing of reference entities; equity prices; or commodity prices, and warrants on exchange-traded securities. Depending on the product and terms of the transaction, the fair value of the OTC derivative products can be modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments, and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. OTC derivative products valued using pricing models are categorized within Level 2 of the fair value hierarchy.

Midwood Long/Short Equity Fund

NOTES TO THE SCHEDULE OF INVESTMENTS

June 30, 2020 (Unaudited)

In accordance with the Trust’s good faith pricing guidelines, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Adviser would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Good faith pricing is permitted if, in the Adviser’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before the Fund’s NAV calculation that may affect a security’s value, or the Adviser is aware of any other data that calls into question the reliability of market quotations. Good faith pricing may also be used in instances when the bonds in which the Fund invests may default or otherwise cease to have market quotations readily available.

The Trustees of the Trust adopted the M3Sixty Consolidated Valuation Procedures, which established a Valuation Committee to work with the Adviser and report to the Board of Trustees (the “Board”) on securities being fair valued or manually priced. The Independent Chairman and Trustee of the Trust, along with the Trust’s Principal Financial Officer and Chief Compliance Officer and other officers of the Trust are members of the Valuation Committee which meets at least monthly or, as required, to review the interim actions and coordination with the Adviser in pricing fair valued securities, and consideration of any unresolved valuation issue or a request to change the methodology for manually pricing a security. In turn, the Independent Chairman provides updates to the Board at the regularly scheduled board meetings as well as interim updates to the board members on substantive changes in a daily valuation or methodology issue.

If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair value of the securities, when prices are not readily available from a pricing service, or when certain restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board and the Fair Valuation Committee. These securities will be categorized as Level 3 securities.

The following table summarizes the inputs used to value the Fund’s assets and liabilities measured at fair value as of June 30, 2020.

Midwood Long/Short Equity Fund
Financial Instruments – Assets

Security Classification	Level 1	Level 2	Level 3	Totals
Common Stock (1)	$20,752,115	$—	$—	$20,752,115
Warrants	3,900			3,900
Short-Term Investment	1,685,463	—	—	1,685,463
Total Assets	$22,441,478	$—	$—	$22,441,478

Midwood Long/Short Equity Fund

NOTES TO THE SCHEDULE OF INVESTMENTS

June 30, 2020 (Unaudited)

Financial Instruments – Liabilities
Security Classification	Level 1	Level 2	Level 3	Totals
Common Stock (1)	$4,688,639	$—	$—	$4,688,639
Exchange-Traded Funds (1)	2,147,700	—	—	2,147,700
Total Assets	$6,836,339	$—	$—	$6,836,339

(1) For a detailed break-out of common stock, closed-end funds and exchange-traded funds by industry or asset class, please refer to the Schedule of Investments.

There were no transfers into and out of any level during the period ended June 30, 2020. It is the Fund’s policy to recognize transfers between levels at the end of the reporting period.

Investment Companies – The Fund may invest in investment companies such ETFs and closed-end funds (also referred to as “Underlying Funds”) subject to limitations as defined in the Investment Company Act of 1940. Your cost of investing in the Fund will generally be higher than the cost of investing directly in the Underlying Funds. By investing in the Fund, you will indirectly bear fees and expenses charged by the Underlying Funds in which the Fund invests in addition to the Fund’s direct fees and expenses. Also, with respect to dividends paid by the Underlying Funds, it is possible for these dividends to exceed the underlying investments’ taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. Distributions received from investments in securities that represent a return of capital or capital gains are recorded as a reduction of the cost of investments or as a realized gain, respectively.

Short Sales – The Fund may make short sales of securities consistent with its strategies. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline.

When the Fund makes a short sale, it must borrow the security sold short and deliver a security equal in value to the security sold short to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any accrued interest and dividends on such borrowed securities.

If the price of the security sold short increases between the time of the short sale and the time that the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

To the extent that the Fund engages in short sales, it will provide collateral to the broker-dealer and (except in the case of short sales “against the box”) will maintain additional asset coverage in the form of segregated or “earmarked” assets that the Adviser determines to be liquid in accordance with procedures established by the Trust’s Board of Trustees (the “Board”) and that is equal to the current market value of the securities sold short until the Fund replaces the borrowed security. A short sale is “against the box” to the extent that the Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short. The Fund may engage in short selling to the extent permitted by the federal securities laws and rules and interpretations thereunder. To the extent the Fund engages in short selling in foreign (non-U.S.) jurisdictions, the Fund will do so to the extent permitted by the laws and regulations of such jurisdiction.

TAX MATTERS

For U.S. Federal income tax purposes, the cost of securities owned, gross appreciation, gross depreciation, and net unrealized appreciation/(depreciation) of investments at June 30, 2020 were as follows:

Cost	Gross Appreciation	Gross Depreciation	Net Appreciation
$13,875,943	$5,300,994	$(3,571,798)	$1,729,196

The difference between book basis and tax basis unrealized depreciation from investments is primarily attributable to the tax deferral of losses on wash sales and unrealized appreciation from passive foreign investment companies (“PFICs”).